SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                            ______________________

                                  FORM 8-K



                               CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported)
                                December 22, 2000



                           UNION CARBIDE CORPORATION
             (Exact name of registrant as specified in its charter)



    New York                     1-1463                       13-1421730
(State or other         (Commission File Number)             (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)





              39 Old Ridgebury Rd, Danbury, CT           06817-0001
          (Address of principal executive offices)       (Zip code)



                        Registrant's telephone number,
                      including area code 203-794-2000

Item 5.  OTHER EVENTS


         With reference to the Agreement and Plan of Merger, dated as of August 3, 1999, among Union Carbide Corporation, a New York corporation ("Union Carbide"), The Dow Chemical Company, a Delaware corporation ("Dow Chemical"), and Transition Sub Inc., a Delaware corporation, Dow Chemical and Union Carbide have entered into a letter agreement, dated December 22, 2000 filed herewith as Exhibit 99.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

              99. Letter Agreement, dated December 22, 2000, with reference to the Agreement and Plan of Merger, dated as of August 3, 1999, among Union Carbide Corporation, a New York corporation, The Dow Chemical Company, a Delaware corporation, and Transition Sub Inc., a Delaware corporation.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  December 22, 2000



                                        UNION CARBIDE CORPORATION





                                        /s/J. Macdonald
                                        J. Macdonald
                                        Assistant Secretary

                                 EXHIBIT INDEX



Exhibits

99. Letter Agreement, dated December 22, 2000, with reference to the Agreement and Plan of Merger, dated as of August 3, 1999, among Union Carbide Corporation, a New York corporation, The Dow Chemical Company, a Delaware corporation, and Transition Sub Inc., a Delaware corporation.